Exhibit 99.1

NasdaqGS: SNTSJune 22, 2011

Safe Harbor This presentation may include forward-looking statements that are based on our management's beliefs and assumptions and on information currently available to our management. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans will be achieved. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in Santarus' business, including, without limitation: Santarus' ability to generate sales of Glumetza(r) and Cycloset(r) brand products; risks related to Santarus' product development programs; Santarus' ability to generate revenue under its strategic alliances with Merck, GSK and Norgine; Santarus' ability to continue to generate revenues from branded and authorized generic Zegerid(r) prescription products; Santarus' ability to maintain patent protection and data exclusivity for its products and product candidates; other difficulties or delays in the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus' products; and other risks detailed in Santarus' public filings with the Securities and Exchange Commission.You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Santarus undertakes no obligation to revise or update this presentation. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Santarus(r), Zegerid(r) and Zegerid OTC(r) are trademarks of Santarus, Inc. MMX(r) is a trademark of Cosmo Technologies Limited. Glumetza(r) is a trademark of Biovail Laboratories International S.r.l. licensed exclusively in the U.S. to Depomed, Inc. Rhucin(r) and RuconestTM are trademarks of Pharming Group NV. Cycloset(r) is a trademark of VeroScience LLC. All other trademarks appearing in this presentation are the property of their respective owners. June 22, 2011 2

Santarus – Investment Rationale

- 2 differentiated commercial products for adults with type 2 diabetes – combined peak sales potential of $300M to $400M (Glumetza® and Cycloset®)
- 2 late-stage development products (budesonide MMX® and Rhucin®) with combined peak sales potential of ~$500 million
  - Confirming plans to submit budesonide MMX NDA by year-end following recent pre-NDA meeting
  - Two placebo-controlled studies completed with Rhucin and a confirmatory Phase III study has been initiated
- 2 additional development products (Rifamycin SV MMX® and SAN-300) in clinical testing
- Focus on proprietary products for physician specialists and balancing investments in R&D and SG&A to achieve meaningful, sustainable growth in revenues and profits

SANTARUS, Inc.®

June 22, 2011

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Santarus Offers Attractive Mix of Commercial & Development Opportunities Development Opportunities Development Opportunities *Zegerid(r) is a non-promoted prescription product that continues to generate revenue. In addition, Zegerid OTC(r) is promotedby Merck Consumer Care. GlaxoSmithKline and Norgine have rights to Zegerid in certain territories outside the U.S. Plan to submit NDA by end of 2011 Phase III study (TD ) in progress Phase III in progress Phase II to begin in 2011 Phase I started in March 2011 - RA is first targeted indication June 22, 2011 4

Specialty Focus - Leverage Commercial Investment

Sales Reps	Physician Specialist	Today	Near Term	Long Term	Products & Product Candidates
110	Endocrinologists	X			Glumetza® Cycloset®
+80	Gastroenterologists		X		Budesonide MMX® Rifamycin SV MMX® SAN-300
+25	Allergists/Immunologists		X		Rhucin® SAN-300
+30	Rheumatologists			X	SAN-300

June 22, 2011
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Financial Focus - Increase Shareholder Value Sales per Rep Revenue SG&A as % RevenueR&D as % Revenue Profits & Cash Flow June 22, 2011 6

Glumetza® (metformin hydrochloride extended release tablets)*


Glumetza
1000 mg
Glumetza

- Once-daily, extended-release metformin 500 mg & 1000 mg tablets
- Indicated for adults with type 2 diabetes
  - Adjunct to diet and exercise to improve glycemic control
  - Designed to reduce GI side effects
- 1Q 2011 promotion revenue of $10.3 million ($15.3 million net product sales)
- Five U.S. patents expire in 2016, 2020, 2021 & 2025
  - Depomed has patent infringement litigation ongoing against Lupin Limited and Sun Pharmaceutical Industries

*** Please see www.Glumetzaxr.com for full prescribing and safety information including a Black Box warning.**

SANTARUS, INC.

June 22, 2011
7

Weekly Glumetza(r) Script Performance Source: IMS NPA Weekly (NGPS) 8 June 22, 2011 (CHART) Through week ending June 10, 2011

Cycloset® (bromocriptine mesylate) Tablets*

Commercial launch in November 2010


NDC 68012-258-20
CYCLOSET
bromocriptine mesylate tablets
0.8 mg
200 Tablets
Rx only

- First and only centrally acting dopamine agonist oral antidiabetic
- Quick-release formulation of bromocriptine mesylate
- Indicated as an adjunct to diet and exercise to improve glycemic control in adults with type 2 diabetes
- Demonstrated in Cycloset clinical program:
  - Consistent glycemic control
  - Cardiovascular safety profile
  - Overall safety profile
- Five Orange Book listed patents expire in 2012, 2014 and 2015

*** Please see www.Cycloset.com for full prescribing and safety information**

SANTARUS, Inc.
June 22, 2011
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Cycloset(r) Prescriber and Prescription Trends June 22, 2011 10 Prescriptions normalized to 120 pills per Rx Source: IMS Health, Weekly NPA and Xponent Weekly Through week ending June 10, 2011

Cycloset(r) Improves HbA1c When Added to Other Agents HbA1c changes from baseline to week 24 0.6% to 0.9% HbA1c reductions when added to other oral antidiabetics* Efficacy data in combination with thiazolidinediones (TZDs) are limited. Efficacy has not been confirmed in combination with insulin. *Findings from a 52-week, randomized controlled trial to evaluate the safety and efficacy of Cycloset. Data shown are from a prospective 24-week assessment for treatment differences from baseline to week 24 in HbA1c . June 22, 2011 11

Cycloset(r) Controls Glucose Throughout the Day 2-hour postprandial plasma glucose (PPG) levels at week 24: change vs. placebo* All PPG levels (mg/dL) were significantly lower vs placebo (p<.05)* Findings from a 24-week, placebo-controlled, monotherapy trial that evaluated the efficacy and safety of Cycloset as an adjunct to diet and exercise in 159 overweight adults with type 2 diabetes and inadequate glycemic control Once-daily dosing of Cycloset provided significant PPG reductions - without increasing plasma insulin concentrations* June 22, 2011 12

Cycloset® Demonstrated Cardiovascular Safety Profile

In a 3,070 patient, 52-week safety study, Cycloset use was not associated with an increased risk for adverse cardiovascular events

55% relative risk reduction for MACE* endpoint vs placebo. Hazard ratio=0.45 (95% CI, 0.205-0.9996); p=0.0459

0.5% of patients on CYCLOSET vs 1.4% on placebo experienced an MI, stroke, or CV-associated death



*MACE (major adverse cardiovascular events): supplementary analysis of composite endpoint of time to first MI, stroke or CV death.
Cumulative % Experiencing MACE Endpoint
2.0
1.5
1.0
0.5
0.0
Placebo
CYCLOSET
P=.0459
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Month

There have been no clinical studies establishing conclusive evidence of macrovascular risk reduction with Cycloset or any other antidiabetic drug. Cycloset does not increase the risk of macrovascular events.

SANTARUS, Inc.®

June 22, 2011 13

Attractive Late-stage Product Candidates Budesonide MMX(r)Two Phase III studies completed for the induction of remission of mild or moderate active ulcerative colitis Extended use study completed (last patient last visit) in May 2011; top- line data in 2H 2011Plan to submit NDA by end of 2011 following recent pre-NDA meeting with FDARhucin(r) (recombinant human C1 inhibitor)Two placebo-controlled studies completed in hereditary angioedema (HAE)Phase III clinical study in HAE required for BLA submission initiated in 1Q 2011Phase II proof-of-concept in solid organ transplantation to begin in 2011 Combined peak sales potential of ~$500 million June 22, 2011 14

Selected IBD Branded Promoted Products - US TRx Growth and IMS Sales GrowthMay '10 - April '11 LTM Total TRx = 3.7 million LTM Total IMS Sales = $1.9 billion (CHART) (CHART) June 22, 2011 15

IBD Therapy - Pill Burden Asacol(r)/ Asacol(r) HD (TID) + +Entocort(r) EC (QD) Lialda(r) (QD) Pentasa(r) (QID) + + + Budesonide MMX(r)* (QD) Product Pills Per Day(induction of remission) *Budesonide MMX is an investigational product and is not FDA approved June 22, 2011 16

Budesonide MMX® Phase III Clinical Studies

- Over 1000 patients enrolled across four treatment arms in two Phase III clinical studies for the induction of remission in mild or moderate active ulcerative colitis
- 12-month extension study completed (last patient last visit) in May 2011; top-line data 2H 2011
- Pre-NDA meeting has been held
- Plan to submit NDA at end of 2011
- Patent expiry in 2020
- ~$300 million U.S. peak sales estimated

SANTARUS, INC.®
June 22, 2011
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Budesonide MMX® 9 mg - Positive Results in Induction of Remission of Active Ulcerative Colitis

Remission rates after 8 weeks of treatment


U.S. Phase III Clinical Study
20%
15%
10%
5%
0%
17.9%*
13.2%
12.1%
7.4%
Bud MMX® 9mg n=123
Bud MMX® 6mg n=121
Asacol®(a) n=124
Placebo n=121


E.U. Phase III Clinical Study
20%
15%
10%
5%
0%
17.4%+
8.3%
12.6%±
4.5%
Bud MMX® 9mg N=109
Bud MMX® 6mg N=109
Entocort® EC(a) n=103
Placebo N=89

Statistical analysis plan intent to treat population excludes patients who had normal histology at baseline, GCP violations or major entry criteria violations. A total of 20 patients in US study and 101 patients in EU study were excluded.

*Statistically significant vs placebo at $p=0.0143$
+Statistically significant vs placebo at $p=0.0047$
±Statistically significant vs placebo at $p=0.05$

a) Not powered to show a statistical difference between budesonide MMX® treatment arms and Asacol and Entocort reference arms

SANTARUS, Inc.
June 22, 2011
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Budesonide MMX(r) Generally Well Tolerated Budesonide MMX(r) Generally Well Tolerated Treatment related AE data from U.S. and E.U. studies Top-line study results indicate that budesonide MMX(r) 9 mg and 6 mg were generally well tolerated and the frequency of treatment related adverse events was similar across all treatment groups. June 22, 2011 19

Extension Study with Budesonide MMX® 6 mg Completed May 2011

- 12-month, double-blind, placebo-controlled extended use study (extension of 8 week induction studies) with 123 patients enrolled
- Primary objectives
  - Evaluate long-term safety and tolerability of budesonide MMX 6 mg
  - Collect data on the efficacy of budesonide MMX 6 mg in the maintenance of remission of ulcerative colitis vs placebo
- Extension study is exploratory and not powered to demonstrate a statistically significant difference between budesonide MMX 6 mg and placebo
- Top-line data in 2H 2011
- Confirmed in pre-NDA meeting that the FDA wants data from the extension study in the budesonide MMX NDA submission

SANTARUS, Inc.®
June 22, 2011
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Rhucin® (recombinant human C1 inhibitor)

- U.S. regulatory status
  - Orphan drug designation in U.S. for treatment of acute attacks of HAE
  - Phase III study initiated in February with dosing regimen at 50 U/kg
  - Expect to complete Phase III study by 3Q 2012
- Promoted in E.U. as Ruconest™ by Swedish Orphan Biovitrum for treatment of acute attacks of HAE
- Potential in other indications
  - Antibody-mediated rejection or delayed graft function following solid organ transplantation
- Two U.S. patents expire in 2020 and 2022
  - Expect to have 12 years of data exclusivity for biologic product upon FDA approval
- ~$200 million estimated peak sales potential in U.S. in HAE

SANTARUS, INC.
June 22, 2011
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U.S. HAE Treatments Expected to Evolve to Acute Therapies

Physicians' views of future distribution of treatments for HAE patients with introduction of additional acute therapies*

Traditional Prophylaxis	Acute Treatments	New Therapy for Prophylaxis
Androgens**	Berinert®, Kalbitor®, Others	Cinryze®
20-25% of patients	60-70% of patients	10-15% of patients
• Milder cases • Infrequent attacks • Generally stable/well controlled • Cost/coverage issues • Skews male	• Mild/moderate cases • More frequent attacks • Peripheral locations • Generally no history of life threatening attacks	• Most severe cases • Very frequent attacks • History of life-threatening or intense pain • Significant impact on QOL

*Based on qualitative market research conducted by Santarus with physicians treating HAE patients. Patient preference will also influence treatment choice.

**Anabolic steroids

June 22, 2011

SANTARUS, INC.

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Rhucin(r) - Two Placebo-Controlled Studies Completed in Treating Acute Attacks of HAE Primary Endpoint (minutes) Primary Endpoint (minutes) Primary Endpoint (minutes) Primary Endpoint (minutes) Primary Endpoint (minutes) 100 U/kg N =13 50 U/kg N =12 Placebo N =13 p-values Time to the beginning of relief(VAS decrease from baseline ^ 20mm) 68 122 258 0.001* <0.001** Primary Endpoint (minutes) Primary Endpoint (minutes) Primary Endpoint (minutes) Primary Endpoint (minutes) 100 U/kg N =16 Placebo N =16 p-value Time to the beginning of relief(VAS decrease from baseline ^ 20mm) 62 508 0.003 North America Europe *p=0.001 for 100 U/kg vs. Placebo **p<0.001 for 50 U/kg vs. Placebo (100 U/kg vs. 50 U/kg p = NS ) All times are reported as median values June 22, 2011 23

Rifamycin SV MMX® - Phase III Study in TD

- Broad-spectrum *in vitro* antibacterial activity, including *C. difficile*
- 20 year history of use of rifamycin SV in Europe in IV/IM forms
- MMX is an oral tablet form that selectively delivers to the colon
  - Negligible systemic absorption (<1%)
  - Good safety & tolerability profile (from 400 mg to 1200 mg daily)
- Clinical activity in infectious diarrhea appears comparable to Xifaxan® (rifaximin)
- No clinically relevant bacterial resistance observed
- No known drug interactions
- Currently enrolling patients in a Phase III study testing b.i.d. dosing for 3 days in Travelers' Diarrhea
  - Expect to complete enrollment in 1H 2012

June 22, 2011

SANTARUS, INC.®

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Early-Stage Product Candidate: SAN-300 (Anti-VLA-1 Antibody)

- SAN-300 has potentially broad clinical applications in autoimmune and inflammatory diseases
  - Efficacy in multiple preclinical models of inflammation, such as rheumatoid arthritis, inflammatory bowel disease, psoriasis and organ transplant
- Humanized antibody created by Biogen Idec, which has extensive biologic experience
  - Preclinical package provided foundation to proceed into Phase I clinical study
  - Formulated GMP drug is available
- Phase I clinical study initiated in March 2011
- SAN-300 (anti-VLA-1 antibody) covered by five U.S. patents, including composition of matter patent expiring in 2022
  - Biologic qualifies for 12 years data exclusivity upon FDA approval

SANTARUS, Inc.
June 22, 2011
25

Historical Financial Performance 2006 - 2010 Total Revenue Net Income (Loss)(CHART) 2006 2007 2009 2008 2010 $ Millions (CHART) $49 June 22, 2011 26

3 Months Ended March 31, Cash, cash equivalents & short-term investments: $54.8 million at March 31, 2011 Notes:Generic competition for Zegerid(r) started in June 2010Fiscal 2010 expenses included $7.1 million in restructuring costs, $15 million upfront for Rhucin agreement and $5.4 million in success-based milestone expense 1Q 2011 and 2010 Full Year Financial Results (Unaudited) ($ Millions)Except per share amounts 2011 2010 2010 Total revenues $ 22.8 $ 39.7 $ 125.4 Total costs & expenses $ 23.2 $ 36.1 $ 143.4 Net income (loss) $ (0.5) $ 3.3 $ (18.5) Net income (loss)/share $ (0.01) $ 0.05 $ (0.31) 12 Months Ended Dec 31, June 22, 2011 27

Near Term Value Drivers for Santarus

- Glumetza® - expect significant revenue growth
- Cycloset® - educate endocrinologists and establish sales momentum
- Budesonide MMX® - NDA submission planned for end of 2011
- Advance clinical programs
  - Rhucin Phase III study in HAE (paid for by Pharming)
  - Rifamycin SV MMX® Phase III clinical study in Travelers' Diarrhea
  - SAN-300 (anti-VLA-1 antibody) Phase I study
- Solid financial management

SANTARUS, Inc.®
June 22, 2011
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